     As filed with the Securities and Exchange Commission on October 4, 2001



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                         Date of Report: October 3, 2001
                        (Date of earliest event reported)



                     SECURITY ASSOCIATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in the charter)

          Delaware                   000-20870                  87-0467198
(State or other Jurisdiction    (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)



                  2101 South Arlington Heights Road, Suite 150
                     Arlington Heights, Illinois 60005-4142
                    (Address of Principal Executive Offices)

                                 (847) 956-8650
               (Registrant's telephone number including area code)

                                       n/a
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On October 4, 2001, SAI issued the following press release:

                        SECURITY ASSOCIATES INTERNATIONAL
                     COMPLETES $5 MILLION PRIVATE PLACEMENT

October 4, 2001 - Arlington Heights, IL. Security Associates International, Inc.
(SAI), (AMEX: SAI) one of the nations largest wholesale security alarm monitoring companies, today announced it has completed the previously announced $5 million private placement with an affiliate of Equity Group Investments, L.L.C. ("EGI"), a Chicago-based private investment firm headed by Mr. Sam Zell. The Company expects to use the net proceeds to fuel growth and accelerate development of new technologies and services for its dealer network.

"We are glad to have EGI as a strategic partner. The completion of this transaction provides the necessary capital to strengthen the platform of our business as well as position us for new growth opportunities," said Ray Gross, chief executive officer of Security Associates International, Inc.

As part of the transaction, Mr. Mark Radzik of EGI will join SAI's board. Mr. Radzik joined EGI in 1998. Before joining EGI, he was a vice president of the Merchant Banking Group of Banque Paribas in Chicago, Illinois where he originated, structured and executed leveraged cash flow senior financings and equity investments.

SAI provides security alarm monitoring services to residences and businesses, including more than 360,000 subscribers, through a nationwide network of 2,500+ independent security alarm installing and servicing dealers; the largest independent dealer network in the country. SAI operates 6 regional, UL-Listed Central Monitoring Stations strategically located throughout the U.S.

Certain statements contained herein that are not historical facts constitute "forward-looking statements" within the meaning of the Federal Securities Laws. In addition, when used herein the words "anticipates," "intends," "seeks," "believes," "estimates," and "expects" and similar expressions as they relate to the Company or its management are intended to identify such forward-looking statements. Such statements are subject to a number of risks and uncertainties. The Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, adverse economic conditions, changes in corporate strategy, availability of capital and intensifying competition. The Company undertakes no obligation to revise these forward-looking statements to reflect any future events or circumstances.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Security Associates International, Inc.
                                                  (Registrant)

                                    By:    /s/  Raymond Gross
                                       -------------------------------------
                                        Raymond Gross
                                        President, Chief Executive Officer

Date: October 4, 2001






                                       3